SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 27, 2013
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)
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Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Penn Avenue Suite 103 Wyomissing PA 19610
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On August 27, 2013, in connection with the exercise by the underwriters of their over-allotment option in the Customers Bancorp, Inc. (the “Company”) offering of 6.375% Senior Notes due 2018 (“Notes”), the Company and Wilmington Trust Company, National Association, as trustee (the “Trustee”), entered into an amendment (“Amendment”) to that certain First Supplemental Indenture, dated as of July 30, 2013, between the Company and the Trustee (the “Supplemental Indenture”).  The Amendment authorized the issuance of an additional $8,250,000 in aggregate principal amount of Notes under the Indenture, dated as of July 30, 2013, between the Company and the Trustee, as supplemented by the Supplemental Indenture.  All other terms and provisions of the Supplemental Indenture remain in full force and effect.

Also in connection with the exercise by the underwriters of their over-allotment option, the Company issued a Global Note in aggregate principal amount of $8,250,000 (“Global Note”).

Copies of the Amendment and the Global Note are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.  The descriptions of the Amendment and the Global Note in this Current Report are summaries and are qualified in their entirety by the terms of the Amendment and the Global Note.

The offering of the Notes was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-188040) previously filed with the SEC, including the prospectus contained therein, and the preliminary prospectus supplement dated July 22, 2013 and final prospectus supplement dated July 24, 2013 filed by the Company with the SEC relating to the offering.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 relating to the Notes and the Amendment is contained in Item 1.01 above and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment to First Supplemental Indenture, dated August 27, 2013, by and between Customers Bancorp, Inc. and Wilmington Trust Company, National Association, as trustee.
4.2	Global Note in Aggregate Principal Amount of $8,250,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Jay S. Sidhu
Name: Jay S. Sidhu
Title: Chairman and Chief Executive Officer

Date:  August 29, 2013

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment to First Supplemental Indenture, dated August 27, 2013, by and between Customers Bancorp, Inc. and Wilmington Trust Company, National Association, as trustee.
4.2	Global Note in Aggregate Principal Amount of $8,250,000